UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2026

BIOMX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 New Burton Road, Suite 201, Dover, Delaware 19904

(Address of principal executive offices, including zip code)

(972) 52-437-4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class: Common Stock, $0.0001 par value per share     Trading Symbol: PHGE     Exchange: NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

BiomX Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) on August 25, 2026 in a virtual meeting format. As of August 10, 2026, the record date for the Special Meeting, there were 26,559,607 shares of the Company’s common stock, par value $0.0001 per share, outstanding and entitled to vote. A total of 9,813,430 shares were represented in person (virtually) or by proxy at the Special Meeting, representing approximately 36.9% of the shares entitled to vote and constituting a quorum. The vote results detailed below represent the final results as certified by the Inspector of Elections. The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below.

Proposal 1: Approval of the Issuance Proposal. The Company’s stockholders approved, for purposes of Sections 712 and 713 of the NYSE American Company Guide, the issuance of shares of the Company’s common stock, and securities convertible into or exercisable for common stock, to Mandragola Ltd. in connection with the Company’s acquisition of controlling equity interests in Dr. Frucht Systems Ltd., including shares issued or issuable in connection with the Line of Credit and, at the Company’s election, in satisfaction of the Revenue Bonus. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
9,313,228	429,645	70,557	0

Proposal 2: Approval of the Reverse Split Proposal. The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the issued and outstanding common stock at an aggregate ratio of not less than 1-for-5 and not more than 1-for-20, with the exact ratio and timing to be determined by the Board of Directors in its discretion at any time prior to the first anniversary of the Special Meeting, and providing that, if any reverse stock split is implemented, the number of authorized shares of common stock will be reduced from 750,000,000 to 150,000,000. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
9,293,937	453,526	65,967	0

Proposal 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Barzily & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
9,575,900	176,487	61,043	0

Proposal 4: Adjournment Proposal. The Company’s stockholders approved the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve one or more of the foregoing proposals. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
9,529,079	237,990	46,361	0

Because Proposals 1, 2 and 3 received sufficient votes for approval, no adjournment of the Special Meeting was necessary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BiomX Inc.

Date: August 25, 2026	By:	/s/ Michael Oster
		Name:	Michael Oster
		Title:	Chief Executive Officer

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